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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 10, 1999

                        GREEN TREE FINANCIAL CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     01-08916
          Delaware              [333-63265/333-75365          41-1807858
(State or other jurisdiction        (Commission             (IRS employer
     of incorporation)              file number)          identification No.)

  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1. Changes in Control of Registrant.

        Not applicable.

Item 2. Acquisition or Disposition of Assets.

        Not applicable.

Item 3. Bankruptcy or Receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        Not applicable.

Item 5. Other Events.

        Not applicable.

Item 6. Resignations of Registrant's Directors.

        Not applicable.

Item 7. Financial Statements and Exhibits.

       (a) Financial statements of businesses acquired.

           Not applicable.

       (b) Pro forma financial information.

           Not applicable.

       (c) Exhibits.

           The following is filed herewith. The exhibit numbers correspond with
           Item 601(b) of Regulation S-K.
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           Exhibit No.    Description
           -----------    -----------

               99 Merrill Lynch & Co. Terms Sheet dated June 10, 1999 distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1999-4, issued by Green Tree Financial Corporation, as Seller and Servicer.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREEN TREE FINANCIAL CORPORATION

                                    By:/s/ Joel H. Gottesman
                                       ------------------------------
                                       Joel H. Gottesman
                                       Senior Vice President, General Counsel
                                       and Secretary
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                                INDEX TO EXHIBITS

Exhibit Number                                            Filed Electroncially
--------------                                            --------------------

     99         Merrill Lynch & Co. Terms Sheet dated
                June 10, 1999 distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                Series 1999-4, issued by Green Tree Financial Corporation, as Seller and Servicer.